Income Taxes	3 Months Ended
Feb. 29, 2020
Income Tax Disclosure [Abstract]
Income Taxes

The Company has had no taxable income under the Federal and Provincial tax laws of Canada for the three months ended February 29, 2020 and February 28, 2019. The Company has non-capital loss carry-forwards at February 29, 2020, totaling $50,764,633 in Canada that must be offset against future taxable income. If not utilized, the loss carry-forwards will expire between 2028 and 2039.

For the three months ended February 29, 2020, the Company had a cumulative carry-forward pool of Canadian Federal Scientific Research & Experimental Development expenditures in the amount of approximately $20,250,000 which can be carried forward indefinitely.

For the three months ended February 29, 2020, the Company had approximately $3,770,000 of unclaimed Investment Tax Credits which expire from 2025 to 2039. These credits are subject to a full valuation allowance as they are not more likely than not to be realized.